UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2023

BLUE OWL CAPITAL CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Maryland	814-01190	47-5402460
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 419-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OBDC	The New York Stock Exchange

Item 1.01.	Entry into a Material Definitive Agreement.

Tripartite Agreement

On December 14, 2023, Blue Owl Capital Corporation (the “Company”) entered into an agreement of removal, appointment and acceptance (the “Tripartite Agreement”), with Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association (the “Retiring Trustee”) and Deutsche Bank Trust Company Americas (the “Successor Trustee”), with respect to the Indenture, dated April 10, 2019 between the Company and the Retiring Trustee (the “Base Indenture”), the first supplemental indenture, dated April 10, 2019 (the “First Supplemental Indenture”) between the Company and the Retiring Trustee, the second supplemental indenture, dated October 8, 2019 (the “Second Supplemental Indenture”) between the Company and the Retiring Trustee, the third supplemental indenture, dated January 22, 2020 (the “Third Supplemental Indenture”) between the Company and the Retiring Trustee, the Fourth Supplemental Indenture, dated July 23, 2020 (the “Fourth Supplemental Indenture”) between the Company and the Retiring Trustee, the Fifth Supplemental Indenture, dated December 8, 2020 (the “Fifth Supplemental Indenture”) between the Company and the Retiring Trustee, the Sixth Supplemental Indenture, dated April 26, 2021 (the “Sixth Supplemental Indenture”) between the Company and the Retiring Trustee, and the Seventh Supplemental Indenture, dated June 11, 2021 (the “Seventh Supplemental Indenture” and together with the Base Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, and the Sixth Supplemental Indenture, the “Indenture”) between the Company and the Retiring Trustee.

The Tripartite Agreement provides that, effective as of the date thereof, (1) the Retiring Trustee assigns, transfers, delivers and confirms to the Successor Trustee all of its rights, title and interest under the Indenture and all of the rights, power, trusts and duties as trustee, security registrar, paying agent, authenticating agent and depositary custodian under the Indenture; and (2) the Successor Trustee accepts its appointment as successor trustee, security registrar, paying agent, authenticating agent and depositary custodian under the Indenture, and accepts the rights, indemnities, protections, powers, trust and duties of or afforded to Retiring Trustee as trustee, security registrar, paying agent, authenticating agent and depositary custodian under the Indenture; provided, however, that the Successor Trustee’s appointment in its capacities as paying agent and security registrar are not effective until ten business days after the effective date of the Tripartite Agreement.

The foregoing description of the Tripartite Agreement is qualified in its entirety by reference to the full text of the Tripartite Agreement, a copy of which is filed hereto as Exhibit 4.1 to this report and is incorporated herein by reference.

Item 8.01	Other Events.

The Company is filing this Current Report on Form 8-K for the purpose of filing the Agreement of Removal, Appointment and Acceptance as an exhibit and incorporating by reference the Statement of Eligibility under the Trust Indenture Act of 1939 of Deutsche Bank Trust Company Americas into the Registration Statement on Form N-2 (File No. 333-258945).

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

4.1	Agreement of Removal, Appointment and Acceptance, dated December 14, 2023, between Blue Owl Capital Corporation, Computershare Trust Company, N.A., and Deutsche Bank Trust Company Americas.

25.1	Statement of Eligibility under the Trust Indenture Act of 1939 on Form T-1 of Deutsche Bank Trust Company Americas, as Successor Trustee under the Indenture, dated December 14, 2023, as amended and supplemented.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Blue Owl Capital Corporation

December 15, 2023	By:	/s/ Jonathan Lamm
	Name:	Jonathan Lamm
	Title:	Chief Operating Officer and Chief Financial Officer